                                                                    EXHIBIT 23.4

                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the use of our report dated February 23, 2000 related to the financial statements of Global Access Limited (and to all references to our Firm) included in or incorporated by reference in this Registration Statement on Form S-1.


/s/ ARTHUR ANDERSEN


July 7, 2000

Tokyo, Japan